                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C.    20549




                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) of the
                         Securities Exchange Act of 1934
                         -------------------------------



                Date of Report (Date of Earliest Event reported)
                                  June 13, 2001
                                  -------------


                             CAMPBELL RESOURCES INC.
             (Exact name of registrant as specified in its charter)

                                     CANADA
                         (Jurisdiction of Incorporation)

                           Commission File No. 1-8488

                                      NONE
                      (I.R.S. Employer Identification No.)

                                   Suite 1405
                              1155, University St,
                                Montreal, Quebec
                                 Canada, H3B 3A7
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (514) 875-9033
       ------------------------------------------------------------------




          (Former name or former address, if changed since last report)

ITEM 1      CHANGE IN CONTROL OF REGISTRANT
------      -------------------------------

            N/A

ITEM 2      ACQUISITION OR DISPOSITION OF ASSETS
------      ------------------------------------

            N/A

ITEM 3      BANKRUPTCY OR RECEIVERSHIP
------      --------------------------

            N/A

ITEM 4      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS
------      ----------------------------------------------

             At the Annual and Special Meeting of Shareholders held on June13, 2001 shareholders approved the appointment of Samson Belair/Deloitte & Touche replacing KPMG LLP ("KPMG"). KPMG, previously auditors of the Corporation, were first appointed as auditors of the Corporation in 1983. KPMG are resigning as auditors of the Corporation and following the merger, discussed under Item 5 hereof. Deloitte & Touche LLP ("Deloitte") are being appointed. Deloitte, out of its Montreal office, are auditors of MSV Resources Inc., Corporation Copper Rand, and GeoNova Exploration Inc. The reason for the change of auditors is to provide increased efficiency in the audit function of the group of companies to which the Corporation will belong following the merger.

             During the Corporation's two most recent fiscal years and any subsequent interim period, there have been no reportable disagreements between the Corporation and KPMG on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreements in connection with its report, nor have there been any adverse or qualified opinions or denials of opinions contained in any auditor's reports on any interim or annual financial statements given to the Corporation by KPMG. There have been no consultations between the Corporation and Deloitte regarding the application of accounting principles to a specified transaction (either proposed or completed) or the type of audit opinion that might be rendered on the Corporation's financial statements. The change in auditors is being made with the approval of the Audit Committee and the Board of Directors of the Corporation. Representatives of KPMG and Deloitte were present at the Meeting and were available to respond to appropriate question and had the opportunity to make statements if they desired.

               Attached hereto as Exhibits are a Notice of Change of Auditors of Campbell and letters of KPMG and Deloitte addressed to the Securities Commissions of the provinces in Canada in which the Campbell is a reporting issuer agreeing with the contents of the Notice of Change of Auditors. These Exhibits were prepared and were attached as Schedules to the documentation and sent to shareholders in respect of the merger discussed under Item 5 hereof, in compliance with National Policy 31 of the Canadian Securities Commissions relating to a change of auditors of a Reporting Issuer.

ITEM 5         OTHER EVENTS
------         ------------

               Shareholders of Campbell Resources Inc., MSV Resources Inc. and GeoNova Explorations Inc. approved the merger of the three companies with votes of 95%, 99% and 99% respectively. Final approval of the merger of the three companies was received from the Superior Court of Quebec on June 14, 2001. Articles of Arrangement and Amendment effecting the merger were filed under the Canadian Business Corporations Act on June 18, 2001 and under the Quebec Companies Act on June19, 2001, with an effective date of June 30, 2001.

               Under the merger, MSV's common shares, will be converted on the basis of one Campbell share for every 4.1 MSV shares and GeoNova's common shares will be converted into Campbell common shares on the basis of one Campbell share for every 10 GeoNova shares. Following the merger, Campbell Resources will be the continuing public company and will move its registered office from Toronto to Montreal and MSV and GeoNova will become subsidiaries of Campbell. Campbell will have approximately 30,433,000 outstanding shares. Transmittal forms for the exchange of MSV and GeoNova shares into Campbell shares will be mailed on or about July 3, 2001.

ITEM 6         RELIANCE OF SECTION 75 (3) OF THE ACT
------         -------------------------------------

               N/A

ITEM 7         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
------
               EXHIBITS
               ----------------------------------------------------------------

               Exhibits - See Exhibits Index

                                   SIGNATURES



             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     CAMPBELL RESOURCES INC.




                                     By: /s/ LORNA D. MACGILLIVRAY
                                         ---------------------------------
                                             Lorna D. MacGillivray
DATE: June 19,  2001                         Vice President, Secretary and
      --------------                         General Counsel

                                  EXHIBIT INDEX

             The following is the list of exhibits, as required by Item 601 of Regulation Statements filed as part of this Current Report on Form 8-K


        Exhibit No.
        Regulation S-K
        ITEM 601 DESIGNATION                    EXHIBIT DESCRIPTION
        --------------------                    -------------------

        (1b)  (a)                     Letter of KPMG LLP addressed to the
                                      Securities Commissions of the provinces in which the Campbell is a reporting issuer agreeing with the contents of the Notice of Change of Auditors

              (b) Letter of Samson Belair/Deloitte & Touche addressed to the Securities Commissions of the provinces in which the Campbell is a reporting issuer agreeing with the contents of the Notice of Change of Auditors.

               (c)                    Notice of Change of Auditors of Campbell